UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 24, 2005

NATIONWIDE HEALTH PROPERTIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-9028	95-3997619
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

610 Newport Center Drive, Suite 1150, Newport Beach, California 92660-6429

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (949) 718-4400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS

On August 24, 2005, Nationwide Health Properties, Inc. (the “Company”), issued a press release announcing the closing of its cash tender offer for certain of its debt securities. The Company received valid tenders from holders of $131,775,000 aggregate principal amount of Medium Term Notes. See the press release attached hereto as Exhibit 99.1 for additional information, including a description of the debt securities for which the Company has received valid tender offers.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	EXHIBITS

Exhibit No.	Description
99.1	Press Release issued by Nationwide Health Properties, Inc. dated August 24, 2005 entitled “NHP Announces Close of Cash Tender Offer for Medium-Term Notes” is attached hereto as exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONWIDE HEALTH PROPERTIES, INC.

Date: August 24, 2005	By:	/s/ Abdo H. Khoury
		Name:	Abdo H. Khoury
		Title:	Senior Vice President, Chief Financial and Portfolio Officer